UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2012
Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21287 (Commission File Number)	95-3732595 (IRS Employer Identification Number)

300 Atlantic Street
Suite 301
Stamford, CT 06901
(Address of principal executive offices) (Zip Code)

(203) 350-0040
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant's Certifying Accountant

On May 17, 2012, Peerless Systems Corporation (the “Company”) advised Ernst & Young, LLP ("E&Y") that it was being dismissed as the Registrant's independent registered public accounting firm. The decision to dismiss E&Y was considered and approved by the Audit Committee of the Registrant's Board of Directors on May 17, 2012.

E&Y's reports on the Registrant's consolidated financial statements for the fiscal years ended January 31, 2012 and 2011, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended January 31, 2012 and 2011, and through the period ended May 17, 2012, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreements in connection with their report on the Registrant's consolidated financial statements; in addition, there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

On May 17, 2012, the Registrant appointed Mayer Hoffman McCann P.C. ("MHM"), 500 Boylston Street, Boston, MA 02116, as the Registrant's registered public accounting firm for the fiscal year ending January 31, 2013. Neither the Registrant nor anyone on its behalf has consulted with MHM during the last two fiscal years ended January 31, 2012 and 2011, or during any subsequent interim period preceding the date hereof, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) or any matter that was either the subject of a disagreement or a reportable event, as there were none.

The Registrant has furnished E&Y with a copy of the disclosures under this Item 4.01 and has requested that E&Y provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from E&Y is filed herewith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
16.1	Letter from E&Y, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS SYSTEMS CORPORATION

Date: May 21, 2012	By:	/s/ Robert Kalkstein
		Name:	Robert Kalkstein
		Title:	Acting Chief Financial Officer